® Sonic Automotive – Investor Presentation February 2022 Updated February 16, 2022

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. These statements can generally be identified by lead-in words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. Statements that describe our Company’s objectives, plans or goals are also forward-looking statements. Examples of such forward-looking information we may be discussing in this presentation include, without limitation, the effects of COVID-19 and new variants of the virus on operations, our anticipated future new vehicle unit sales volume, revenues and profitability, our anticipated future used vehicle unit sales volume, revenues and profitability, new and used vehicle inventory levels, our anticipated future parts, service and collision repair (“Fixed Operations”) gross profit, our anticipated expense reductions, long-term annual revenue and profitability targets, anticipated future growth capital expenditures, profitability and pricing expectations in our EchoPark Segment, anticipated openings of new EchoPark stores, anticipated future EchoPark population coverage, anticipated future EchoPark revenue and unit sales volume, anticipated future performance and growth of our Franchised Dealerships Segment, anticipated liquidity positions, anticipated industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, anticipated future acquisition synergies, the integration of the RFJ Auto acquisition, the return of capital to stockholders, anticipated future success and impacts from the implementation of our strategic initiatives, and earnings per share expectations. You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties include, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation. We undertake no obligation to update any such statements, except as required under federal securities laws and the rules and regulations of the SEC.

3 Company Overview

4 ® Sonic Automotive: Who We Are QUICK FACTS (NYSE: SAH) a Fortune 500 Company and One of the Nation’s Largest Automotive Retailers 157 25+ 23 17 $12.4 Billion $1.9 Billion 103K New Vehicles Sold 183K Total Revenues Automotive Brands Locations Used Vehicles Sold Collision Centers States Gross Profit Note: Revenue, Gross Profit, New & Used Vehicles Sold are for FY 2021 Our Core Franchised Dealerships Segment is a Full-Service Automotive Retail Business With Strategic Growth Levers Across Multiple Business Lines with a Diversified Brand Portfolio Our High Growth EchoPark Segment Offers a Unique Approach to Pre-Owned Vehicle and F&I Sales Below-Market Pricing with a No Haggle Purchase Experience Drives Industry-Leading Used Vehicle Volume Throughput

Investment Highlights



Multiple Growth And Profit Drivers For Franchised Segment

Broad Revenue Stream **Diversification**

Unique, High Return EchoPark Business Model

Sonic Automotive

Expect To Grow Total Revenue To $28 Billion By 2025

EchoPark AUTOMOTIVE

Complementary Relationship – Sonic Franchised And EchoPark

Focused On **Expense Control** And Maintaining **Strong Balance Sheet**

Disciplined Capital Allocation To Accelerate EchoPark Growth

Note: Total revenue projection is estimate of future results. Actual results may differ. Anticipated 2025 revenue includes $3.2 billion in annual revenues expected from the RFJ Auto acquisition completed in December 2021.
See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE 5

6 Revenue Composition BY GEOGRAPHY TX 28% CA 24% CO 9% TN 8% FL 7% AL 5% GA 4% NC 4% MD 2% SC 2% VA 2% NV 2% All Others 3% Broad Geographic Distribution Geographic Footprint, Revenue Streams and Brand Mix Offer Attractive Diversification Across the Automotive Retail Space Note: Percentages are Percent of Total Revenue for FY 2021

7 Revenue Composition – Diversified Revenue Streams Note: Percentages are Percent of Total for FY 2021 5% 33% 11% 35% 42% 7% 42% 25% Revenue Gross Profit New Vehicle Used Vehicle (Including Wholesale) Parts, Service & Collision Repair ("Fixed Operations") Finance & Insurance ("F&I") Brand Distribution Note: Percentages are Percent of Total Revenue for FY 2021 Brand % of Revenue Franchise Brand % of Revenue BMW 21% Mercedes 10% Audi 5% Lexus 4% Land Rover 3% Porsche 3% Cadillac 2% Volvo 1% Other Luxury (1) 3% Honda 10% Toyota 6% Volkswagen 1% Hyundai 1% Nissan 1% Other Import (2) 1% EchoPark 18% Non-Franchise 18% Ford 5% Chevrolet GMC Buick 4% Luxury 52% 20%Import Domestic 10% (1) Includes MINI, Maserati, Jaguar, Infiniti, Acura and Alfa Romeo (2) Includes Subaru and Mazda Business Line Mix Majority Of Gross Profit Driven By Stable Business Lines

8 ® EchoPark Automotive – A Unique Growth Story Growing Nationwide Distribution Network Expected To Reach 90% Of Population By 2025 Unique, High Return Business Model Focus On High Quality 1 to 4-Year-Old Nearly New Vehicles Wide Reach – 30% of Guests Travel More Than 30 Minutes To Shop Our Inventory Priced Up To $3,000 Below Market With Simplified, Easy Purchase Experience Focus On Pre-Owned Market – 2.5x Larger & More Stable Than New Vehicle Market The New Car Alternative™ Price. Quality. Experience.

9 Franchised Dealerships ® ® Complementary Relationship Between Segments • Thrives When New Vehicle Industry Is Healthy, Particularly Where Luxury Brands Are Strong • Diversified Revenue Streams • Relatively Low Fixed Costs And Multiple Strategic Levers • Further Growth Opportunities:  Parts And Service Business  Used Vehicles  F&I Penetration  Expense Leverage  Strategic Acquisitions • Strong Secular Growth Phase Due To:  Focus On Highly Fragmented Pre-Owned Vehicle Market  Below-Market Pricing Strategy  Simplified, Easy Purchase Experience • In A Declining Pre-Owned Vehicle Price Environment, EchoPark Should:  Benefit From Rapid Inventory Turns, Creating An Even Greater Pricing Advantage Over Competitors To Drive Additional Unit Sales Volume

10 Strategic Direction • Continued Growth Opportunity In Parts & Service, F&I Per Unit • Ongoing Profitability Enhancement Through SG&A Expense Control, Inventory Management • Pursue Strategic Acquisition Opportunities As Market Evolves • Utilize Existing Infrastructure To Support Omnichannel Distribution Network • Early-Stage Strong Secular Growth Phase • Achieved >30% Population Coverage By End Of 2021, Expect 90% Coverage By 2025 • Nationwide Distribution Network Expected To Deliver 575,000 Unit Sales And $14 Billion In Annual Revenues By 2025 • Addressable Market Opportunity Of 2 Million Vehicles • Invest In Proprietary Digital Retail Platform To Accelerate Growth • Focus On Guest Experience To Drive Market Share Gains • Balanced Capital Allocation Strategy Prioritizes Highest Return on Investment • Return Of Capital To Shareholders Via Dividend And Share Repurchase Program Franchised Dealerships EchoParkStrategic Drivers Note: Profitability and revenue projection are estimates of future results. Actual results may differ. See “Forward-Looking Statements.”

11 Focus On Strong Balance Sheet And Liquidity December 31, 2021 December 31,2020 (In Millions) Cash and cash equivalents 299.4$ 170.3$ Availability under the 2021 Revolving Credit Facility(1) 281.4 214.7 Availability under the 2019 Mortgage Facility 22.2 11.2 Availability under the 2020 Line Of Credit Facility(2) - 57.0 Floor plan deposit balance 99.8 73.2 Total available liquidity resources 702.8$ 526.4$ Covenant Requirement* December 31, 2021 December 31,2020 Liquidity ratio >= 1.05 1.26 1.18 Fixed charge coverage ratio >= 1.20 2.69 2.07 Total lease adjusted leverage ratio <= 5.75 2.46 2.78 Net debt to Adjusted EBITDA ratio(3) 1.80 1.29 * As Defined In The 2021 Revolving Credit Facility and 2019 Mortgage Facility (1) Balance As Of December 31, 2020 Was Under The 2016 Revolving Credit Facility (2) During Q4 2021 The 2020 Line Of Credit Facility Was Terminated By Sonic (3) Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) and Net Debt To Adjusted EBITDA Ratio (A Non-GAAP Measure) In October 2021, Sonic Amended Its 2021 Credit Facilities To Increase Total Revolver And Floor Plan Capacity To $2.95 Billion

12 EchoPark

EchoPark – Brand Promise

EchoPark
AUTOMOTIVE

Price. Quality. Experience.

Up To **40%** Below New Vehicle Price

Up To **$3,000** Below Used Vehicle Market Price

High Quality, Low Mileage Vehicles

Transparent Guest-Centric Experience

New Car Feel Without The New Car Price

Free CARFAX Report With Every Vehicle

Buy & Sell Your Way – On-Site Or Online

Complete Purchase In Under An Hour

Low Cost Omnichannel Model

Sonic Automotive EchoPark AUTOMOTIVE

13

→ EchoPark – Developing Nationwide Distribution Network

Over 30% Population Coverage At End Of 2021
Target 90% Population Coverage By 2025


EchoPark
AUTOMOTIVE
NWM
NWM
NWM
NWM
NWM
Existing Retail Hub
Existing Delivery Center
Future Market Opportunities
Delivery Center Coverage Area
NWM Existing Northwest Motorsport Market*

Note: Future locations and U.S. population coverage are based on projections. Actual results may differ. See "Forward-Looking Statements."
* Northwest Motorsport consists of 11 pre-owned vehicle stores that were included in the RFJ Auto acquisition in December 2021.

14

EchoPark – Addressable Market Opportunity

Annual Retail Vehicle Sales Volume


15+ MILLION
1–4-Year-Old Vehicles
13+ MILLION
New Vehicles
6+ MILLION
5–6-Year-Old Vehicles
2 MILLION
EchoPark AUTOMOTIVE
Opportunity

EchoPark® AUTOMOTIVE

Target **90% Population Coverage** By 2025 With Growing Nationwide Distribution Network	Target **10% Market Share** Already Achieving This Share* In Multiple Markets
Priced Up To **40% Below New** Converts Prospective New Car Buyers	Priced Up to **$3,000 Below Used** Competes On Price vs. 5 to 6-Year-Old Vehicles, Consumer Can Buy Newer Vehicle For Same Price

* Share Of Vehicles That Fit Model In Existing EchoPark Markets

3.2% Q4 2021 Average Market Share* (5.6% Excluding New Markets)

15

16 EchoPark – Growth Forecast 77,835 575,000 FY 2021 FY 2025E Retail Unit Sales Volume FY 2021 FY 2025E $2.3 $14.0 Total Revenues (In Billions) 56% CAGR $(65.6) $220.0 FY 2021* FY 2025E Pre-Tax Profit (Loss) (In Millions) $(46.3) $260.0 FY 2021* FY 2025E EBITDA (In Millions) Growth Drivers • Reached >30% Of U.S. Population By End Of 2021, Expect 90% By 2025 • Population Coverage, Market Density Growth And Continued Market Share Gains Drive Long-Term Opportunity To Achieve 2 Million Retail Unit Sales Annually • Existing Markets Generate ~400,000 Unique Leads On An Annualized Basis • Expand Through Mix Of Medium/Large Retail Hubs And Delivery Centers Supporting Growing eCommerce Distribution Network • See 4-Wall Model On Next Slide Note: Amounts are estimates of future results used for modeling purposes. Actual results may differ materially. * Refer To Appendix For Calculation And Reconciliation of Adjusted Pre-Tax Profit (Loss) and Adjusted EBITDA (Non-GAAP Measures)

EchoPark – Modeled 4-Wall Economics At Maturity

(Modeled Metrics Assume 100% Maturity)	Delivery Center	Medium Retail Hub	Large Retail Hub
Average Monthly Retail Unit Volume	300	750	1,500
Average Vehicle Selling Price	$ 20,500	$ 20,500	$ 20,500
Total Annual Revenues	$ 82,000,000	$ 205,000,000	$ 410,000,000
Total Combined Gross Profit Per Unit Retailed ("GPU")	$ 1,700	$ 2,150	$ 2,150
Target SG&A Expenses as % of Gross Profit	65%	60%	60%
Annual Pre-Tax Profit	**$ 2,100,000**	**$ 7,200,000**	**$ 14,400,000**
Average Compensation Per Employee (with Fringe)	$ 68,000	$ 78,000	$ 78,000
Total Headcount	7	105	170
Sales Experience Guide ("EG") Headcount	N/A	25	50
Average Retail Unit Sales Per EG Per Month	N/A	30	30
Target Inventory Days' Supply	N/A	30 Days	30 Days
Working Capital Investment	$ -	$ 15,000,000	$ 31,000,000
Inventory Floor Plan Financing	$ -	$ (15,000,000)	$ (31,000,000)
Capital Expenditures, Including Land (Varies By Market)	**$1-2 Million**	**$7-12 Million**	**$20-25 Million**
Estimated Months to Breakeven	3-6 Months	6-9 Months	6-9 Months
Estimated Years to Maturity	2 Years	4 Years	5 Years
Expected Pre-Tax Return On Investment	**55%+**	**35% - 50%**	**28% - 33%**

Note: Assuming target GPU above, estimated average pre-tax losses of $1.5 to $2.0 million per new medium or large retail hub opening in normal used vehicle pricing environment (Approximately ~40% incurred in 3 months prior to opening, ~60% incurred post-opening prior to targeted breakeven). Pre-tax losses for new Delivery Center locations are expected to be approximately $0.2 million per location prior to targeted breakeven.

Note: Amounts are estimates of future results used for comparative modeling purposes. Actual store results may differ. See "Forward-Looking Statements."

Sonic Automotive EchoPark AUTOMOTIVE

17

EchoPark – Delivery Center Model

EchoPark AUTOMOTIVE



Existing Retail Hub

Example Delivery Center Market Coverage Opportunity

Delivery Center Model

- Utilize Nearby Retail Hub For Inventory Storage And Reconditioning (Asset Light Expansion)
- Advertise Inventory Online In Surrounding Markets
- Drive Incremental eCommerce Sales In New Markets
- Inspect & Buy Vehicles From Guests After Online Appraisal And Firm Purchase Offer
- Arrange Vehicle Transport To Delivery Center
- Guest Picks Up Vehicle At EchoPark Delivery Center Nearest Their Home (i.e. Next-To-Last-Mile Delivery)

Strategic Advantages

- Accelerates Entry Into New Markets With Minimal Capital Expenditures Or Overhead Costs
- Same Guest-Centric Purchase Experience And Convenience
- Blend Of Brick And Mortar And eCommerce Distribution Network Creates Operating Leverage

Delivery Center Markets

- Expect To Support 3 To 4 Delivery Centers Per Retail Hub
- Target Adjacent Secondary Markets Or Large Metro Markets Where Traditional Dealership Real Estate Is Unavailable Or Cost Prohibitive

Sonic Automotive EchoPark AUTOMOTIVE

18

EchoPark – High Volume Model Drives Superior Returns

Ultra-Low Pricing	Attractive F&I	High Volume Throughput
Below-Market Pricing Drives High Customer Lead Volume	**Higher Penetration Rates** On F&I Products vs. Industry Average	**5X Volume** Throughput Per Retail Hub vs. Sonic Franchised Stores

Gross Profit Per Unit ("GPU")	Franchised Used	EchoPark	Better / (Worse)
Front-End Used Vehicle GPU	$1,300	$(100)	
F&I GPU	$1,800	$2,250	
Parts and Service Reconditioning GPU	$500	-	
Total Used-Related GPU	$3,600	$2,150	($1,450)
Volume Differential Factor	x1	X5	
Pro Forma Comparative Used-Related Gross Profit	**$3,600**	**$10,750**	**$7,150**

Note: Amounts are normalized estimates of future results used for comparative modeling purposes. Actual results may differ.

Sonic Automotive EchoPark Automotive 19

20 EchoPark – Growth Path 212 660 881 920 764 941 1,136 1,585 1,685 1,673 2,049 2,400 4,496 5,518 7,459 7,698 8,762 11,051 12,587 13,206 12,676 13,986 13,207 15,127 14,841 19,670 21,261 21,255 15,649 $- $100 $200 $300 $400 $500 $600 $700 (In M illi on s) Quarterly Used Retail Units Quarterly Revenue Price Adjustments To Address Ongoing Challenges In Wholesale Price Environment Reduced Unit Volume In Q4 2021 – Expect To Continue Through Q2 2022

21 EchoPark – Adjusted EBITDA Trend ($2.8) ($1.1) ($3.4) ($2.2) ($3.0) ($2.1) $5.0 $4.8 $6.4 $5.3 $5.2 $5.6 $3.1 ($2.9) $6.2 ($9.4) ($28.5) ($14.6) $6.1 $6.2 $6.8 $4.8 $(0.3) $6.7 $(4.0) $(11.7) $(6.1) $(30) $(25) $(20) $(15) $(10) $(5) $- $5 $10 Adjusted EBITDA Less Impact of New Stores (In M illi on s) Adjusted Pricing And Volume Beginning In Q3 2021 To Mitigate Effects Of Wholesale Price Increases On EBITDA Losses In Q4 2021 Refer To Appendix For Calculation And Reconciliation of Adjusted EBITDA (A Non-GAAP Measure) Newly Opened Store Losses And Future Store Pre-Opening Costs Expected To Reduce Adjusted EBITDA By $12-14 Million Annually, Before Impact Of Wholesale Market Price Conditions On GPU

22 Franchised Dealerships

23 New & Used Vehicle Sales Parts & Service (P&S) Finance & Insurance (F&I) ® Franchised Dealerships Franchised Dealerships111 Brands, Luxury Weighted25+ Diversified Revenue Streams • New & Used Vehicle Sales • Parts Service (P S) • Finance & Insurance (F&I) Collision Repair Centers17 17 States Stable Business With Organic And Acquisition Growth Opportunities Resilient And Flexible Business Model Through Economic Cycles

24 Franchised Dealerships – Geographic Footprint Diversified Geographic Market Platform 111 Stores, 25+ Brands, 17 Collision Repair Centers RFJ Auto Acquisition Closed In December 2021 • 22 Franchised Locations In 6 States, 16 New Vehicle Brands • Added 5 New States, 5 New Brands To Portfolio

25 Franchised Dealerships – Strategic Growth Levers Multiple Growth Drivers Pursue Strategic Acquisitions Opportunities Grow Parts and Service Retention Maximize F&I Penetration High Used Vehicle Volume Throughput Data-Driven Inventory Management Apply EchoPark Learnings Develop Omnichannel Platform SG&A Expense Discipline Realize Synergies From Acquisitions

26 Omnichannel Strategy

Full Omnichannel Infrastructure

Buy & Sell Your Way

ON-SITE ⟷ ONLINE

Seamless Guest Experience

Digital Interface
- Develop & Launch eCommerce Platform
- Proprietary Ability to Buy a Car A to Z Online or Any Step In Between

People
- Guest Experience Managers
- Centralized Appraisals, Inventory Sourcing, Pricing
- Centralized Call Support
- Centralized F&I
- Centralized Marketing

Proprietary Technology
- Utilize SIMS, Python Analytics, Robotic Process Automation, Hyper-Intelligence Technology

27

Buy & Sell Your Way

Buy & Sell Your Way

- Our Blend Of Brick And Mortar And eCommerce Strategies Allows Guests To **Choose Their Preferred Buying Approach**
- A **Flexible, Guest-Centric** Experience With Options
- Will Be **Seamless To The Guest**, Regardless Of Which Path They Choose

Buy On-Site

- Complete A Traditional Vehicle Purchase Experience With A **Modern, Technology-Enabled Approach**
- Can Be Completed In **Under An Hour**

Start Online, Finish On-Site Or Buy Completely Online

- Research Online, Utilize Chat, Text, Phone, Zoom To **Reduce In-Person Process**
- Review And Select Insurance Products And Financing Options
- Includes Online Trade-In Appraisal And **Firm Purchase Offer**
- Complete A Full eCommerce Transaction **In Minutes**
- **Conveniently** Test Drive And Finalize Purchase At Franchised Dealership, EchoPark Retail Hub Or EchoPark Delivery Center

Represents ~10% Of Q4 2021 Vehicle Sales Transactions

28

29 Appendix

Non-GAAP Reconciliation – Segment Income

(In millions, except unit data)	Franchised Dealerships Segment Q4 2021	Franchised Dealerships Segment Q4 2020	EchoPark Segment Q4 2021	EchoPark Segment Q4 2020	Consolidated Q4 2021	Consolidated Q4 2020
Revenues	$ 2,605.4	$ 2,411.7	$ 579.2	$ 386.9	$ 3,184.6	$ 2,798.6
Gross profit	$ 489.7	$ 363.0	$ 40.9	$ 26.1	$ 530.6	$ 389.1
SG&A expenses	$ 282.8	$ 235.9	$ 60.5	$ 23.1	$ 343.3	$ 259.0
Adjusted segment income	$ 165.7	$ 91.8	$ (20.2)	$ (6.2)	$ 145.5	$ 85.6
Acquisition and disposition-related gain (loss)	(1.2)	0.8	-	5.2	(1.2)	6.0
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Segment income	$ 148.9	$ 92.6	$ (26.7)	$ (1.0)	$ 122.2	$ 91.6
Impairment charges	-	(1.2)	(0.1)	-	(0.1)	(1.2)
Earnings (loss) from continuing operations before taxes	$ 148.9	$ 91.4	$ (26.8)	$ (1.0)	$ 122.1	$ 90.4
Adjusted earnings (loss) from continuing operations before taxes	$ 165.7	$ 91.8	$ (20.3)	$ (6.2)	$ 145.4	$ 85.6
Acquisition and disposition-related gain (loss)	(1.2)	0.8	-	5.2	(1.2)	6.0
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Impairment charges	-	(1.2)	-	-	-	(1.2)
Earnings (loss) from continuing operations before taxes	$ 148.9	$ 91.4	$ (26.8)	$ (1.0)	$ 122.1	$ 90.4
Adjusted net income (loss) from continuing operations					$ 113.7	$ 65.8
Acquisition and disposition-related gain (loss) (before taxes)					(1.2)	6.0
Long-term compensation charges (before taxes)					(6.5)	-
Loss on extinguishment of debt (before taxes)					(15.6)	-
Impairment charges (before taxes)					-	(1.2)
Tax effect of items of interest and non-recurring tax items					5.9	(13.1)
Net income (loss) from continuing operations					$ 96.3	$ 57.5
New vehicle unit sales volume	25,721	27,566	59	-	25,780	27,566
Retail used vehicle unit sales volume	23,397	25,490	15,649	14,841	39,046	40,331

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

Sonic Automotive EchoPark Automotive
30

Non-GAAP Reconciliation – Segment Income

(In millions, except unit data)	Franchised Dealerships Segment FY 2021	Franchised Dealerships Segment FY 2020	EchoPark Segment FY 2021	EchoPark Segment FY 2020	Consolidated FY 2021	Consolidated FY 2020
Revenues	$ 10,051.1	$ 8,348.0	$ 2,345.3	$ 1,419.0	$ 12,396.4	$ 9,767.0
Gross profit	$ 1,765.6	$ 1,309.4	$ 148.8	$ 114.0	$ 1,914.3	$ 1,423.6
SG&A expenses	$ 1,076.9	$ 933.7	$ 197.8	$ 94.9	$ 1,274.7	$ 1,028.7
Adjusted segment income	$ 547.1	$ 227.2	$ (65.5)	$ (1.2)	$ 481.6	$ 226.0
Acquisition and disposition-related gain (loss)	(1.2)	4.0	-	5.2	(1.2)	9.2
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Segment income	$ 530.3	$ 231.2	$ (72.0)	$ 4.0	$ 458.3	$ 235.2
Impairment charges	-	(270.0)	(0.1)	-	(0.1)	(270.0)
Earnings (loss) from continuing operations before taxes	$ 530.3	$ (38.8)	$ (72.1)	$ 4.0	$ 458.2	$ (34.8)
Adjusted earnings (loss) from continuing operations before taxes	$ 547.1	$ 226.4	$ (65.6)	$ (1.2)	$ 481.5	$ 225.2
Acquisition and disposition-related gain (loss)	(1.2)	4.0	-	5.2	(1.2)	9.2
Long-term compensation charges	-	-	(6.5)	-	(6.5)	-
Loss on extinguishment of debt	(15.6)	-	-	-	(15.6)	-
Impairment charges	-	(269.2)	-	-	-	(269.2)
Earnings (loss) from continuing operations before taxes	$ 530.3	$ (38.8)	$ (72.1)	$ 4.0	$ 458.2	$ (34.8)
Adjusted net income (loss) from continuing operations					$ 366.3	$ 168.9
Acquisition and disposition-related gain (loss) (before taxes)					(1.2)	9.2
Long-term compensation charges (before taxes)					(6.5)	-
Loss on extinguishment of debt (before taxes)					(15.6)	-
Impairment charges (before taxes)					-	(269.2)
Tax effect of items of interest and non-recurring tax items					5.9	40.4
Net income (loss) from continuing operations					$ 348.9	$ (50.7)
New vehicle unit sales volume	103,358	93,281	128	-	103,486	93,281
Retail used vehicle unit sales volume	105,457	101,864	77,835	57,161	183,292	159,025

Note: Segment Income (Loss) Defined As Earnings (Loss) From Continuing Operations Before Taxes And Impairment Charges

31

Non-GAAP Reconciliation – Consolidated SG&A Expenses

	Q4 2021	Q4 2020	Better / (Worse) Change	Better / (Worse) % Change	FY 2021	FY 2020	Better / (Worse) Change	Better / (Worse) % Change
		(In millions)				(In millions)		
Reported:								
Compensation	$ 226.0	$ 176.1	$ (49.9)	(28.3)%	$ 834.5	$ 659.8	$ (174.7)	(26.5)%
Advertising	17.4	10.5	(6.9)	(65.7)%	61.6	42.2	(19.4)	(46.0)%
Rent	12.1	13.6	1.5	11.0 %	53.2	54.5	1.3	2.4 %
Other	87.8	58.8	(29.0)	(49.3)%	325.4	272.2	(53.2)	(19.5)%
Total SG&A expenses	$ 343.3	$ 259.0	$ (84.3)	(32.5)%	$ 1,274.7	$ 1,028.7	$ (246.0)	(23.9)%
Items of interest:								
Long-term compensation charges	$ (6.5)	$ -			$ (6.5)	$ -		
Acquisition and disposition-related gain (loss)	(1.2)	6.0			(1.2)	9.2		
Total SG&A adjustments	$ (7.7)	$ 6.0			$ (7.7)	$ 9.2		
Adjusted:								
Total adjusted SG&A expenses	$ 335.6	$ 265.0			$ 1,267.0	$ 1,037.9		
Reported:								
SG&A expenses as a % of gross profit:								
Compensation	42.6 %	45.2 %	260	bps	43.6 %	46.3 %	270	bps
Advertising	3.3 %	2.7 %	(60)	bps	3.2 %	3.0 %	(20)	bps
Rent	2.3 %	3.5 %	120	bps	2.8 %	3.8 %	100	bps
Other	16.5 %	15.2 %	(130)	bps	17.0 %	19.2 %	220	bps
Total SG&A expenses as a % of gross profit	64.7 %	66.6 %	190	bps	66.6 %	72.3 %	570	bps
Items of interest:								
Long-term compensation charges	(1.2)%	- %			(0.3)%	- %		
Acquisition and disposition-related gain (loss)	(0.2)%	1.5 %			(0.1)%	0.6 %		
Total effect of adjustments	(1.4)%	1.5 %			(0.4)%	0.6 %		
Adjusted:								
Total adjusted SG&A expenses as a % of gross profit	63.3 %	68.1 %			66.2 %	72.9 %		
Gross profit	$ 530.6	$ 389.1			$ 1,914.3	$ 1,423.6		

Sonic Automotive EchoPark AUTOMOTIVE
32

→ Non-GAAP Reconciliation – Franchised SG&A Expenses

	Q4 2021	Q4 2020	Better / (Worse) Change	Better / (Worse) % Change	FY 2021	FY 2020	Better / (Worse) Change	Better / (Worse) % Change
	(In millions)				(In millions)			
Reported:								
Compensation	$ 189.8	$ 160.0	$ (29.8)	(18.6)%	$ 719.6	$ 598.3	$ (121.3)	(20.3)%
Advertising	6.3	6.0	(0.3)	(5.0)%	26.1	30.1	4.0	13.3 %
Rent	10.4	12.2	1.8	14.8 %	46.6	50.1	3.5	7.0 %
Other	76.3	57.7	(18.6)	(32.2)%	284.6	255.2	(29.4)	(11.5)%
Total SG&A expenses	$ 282.8	$ 235.9	$ (46.9)	(19.9)%	$ 1,076.9	$ 933.7	$ (143.2)	(15.3)%
Items of interest:								
Acquisition and disposition-related gain (loss)	$ (1.2)	$ 0.8			$ (1.2)	$ 4.0		
Total SG&A adjustments	$ (1.2)	$ 0.8			$ (1.2)	$ 4.0		
Adjusted:								
Total adjusted SG&A expenses	$ 281.6	$ 236.7			$ 1,075.7	$ 937.7		
Reported:								
SG&A expenses as a % of gross profit:								
Compensation	38.8 %	44.1 %	530 bps		40.8 %	45.7 %	490 bps	
Advertising	1.3 %	1.7 %	40 bps		1.5 %	2.3 %	80 bps	
Rent	2.1 %	3.4 %	130 bps		2.6 %	3.8 %	120 bps	
Other	15.5 %	15.8 %	30 bps		16.1 %	19.5 %	340 bps	
Total SG&A expenses as a % of gross profit	57.7 %	65.0 %	730 bps		61.0 %	71.3 %	1,030 bps	
Items of interest:								
Acquisition and disposition-related gain (loss)	(0.2)%	0.2 %			(0.1)%	0.3 %		
Total effect of adjustments	(0.2)%	0.2 %			(0.1)%	0.3 %		
Adjusted:								
Total adjusted SG&A expenses as a % of gross profit	57.5 %	65.2 %			60.9 %	71.6 %		
Gross profit	$ 489.7	$ 363.0			$ 1,765.6	$ 1,309.4		

Sonic Automotive EchoPark AUTOMOTIVE

33

Non-GAAP Reconciliation – EchoPark SG&A Expenses

	Q4 2021	Q4 2020	Better / (Worse) Change	Better / (Worse) % Change	FY 2021	FY 2020	Better / (Worse) Change	Better / (Worse) % Change
	(In millions)				(In millions)			
Reported:								
Compensation	$ 36.2	$ 16.1	$ (20.1)	(124.8)%	$ 114.9	$ 61.5	$ (53.4)	(86.8)%
Advertising	11.1	4.5	(6.6)	(146.7)%	35.5	12.1	(23.4)	(193.4)%
Rent	1.7	1.4	(0.3)	(21.4)%	6.6	4.4	(2.2)	(50.0)%
Other	11.5	1.1	(10.4)	(945.5)%	40.8	16.9	(23.9)	(141.4)%
Total SG&A expenses	$ 60.5	$ 23.1	$ (37.4)	(161.9)%	$ 197.8	$ 94.9	$ (102.9)	(108.4)%
Items of interest:								
Long-term compensation charges	$ (6.5)	$ -			$ (6.5)	$ -		
Acquisition and disposition-related gain (loss)	-	5.2			-	5.2		
Total SG&A adjustments	$ (6.5)	$ 5.2			$ (6.5)	$ 5.2		
Adjusted:								
Total adjusted SG&A expenses	$ 54.0	$ 28.3			$ 191.3	$ 100.1		
Reported:								
SG&A expenses as a % of gross profit:								
Compensation	88.5 %	61.7 %	(2,680) bps		77.2 %	53.9 %	(2,330) bps	
Advertising	27.1 %	17.2 %	(990) bps		23.9 %	10.6 %	(1,330) bps	
Rent	4.2 %	5.4 %	120 bps		4.4 %	3.9 %	(50) bps	
Other	28.3 %	3.9 %	(2,440) bps		27.4 %	14.7 %	(1,270) bps	
Total SG&A expenses as a % of gross profit	148.1 %	88.2 %	(5,990) bps		132.9 %	83.1 %	(4,980) bps	
Items of interest:								
Long-term compensation charges	(15.9)%	- %			(4.3)%	- %		
Acquisition and disposition-related gain (loss)	- %	19.7 %			- %	4.5 %		
Total effect of adjustments	(15.9)%	19.7 %			(4.3)%	4.5 %		
Adjusted:								
Total adjusted SG&A expenses as a % of gross profit	132.2 %	107.9 %			128.6 %	87.6 %		
Gross profit	$ 40.9	$ 26.1			$ 148.8	$ 114.0		

Sonic Automotive EchoPark AUTOMOTIVE 34

35 Non-GAAP Reconciliation – Earnings Per Share Q4 2021 Q4 2020 (In millions, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations 42.8 96.3$ 2.25$ 44.0 57.5$ 1.31$ Pre-tax items of interest: Acquisition and disposition-related (gain) loss 1.2$ (6.0)$ Long-term compensation charges 6.5 - Loss on extinguishment of debt 15.6 - Impairment charges - 1.2 Total pre-tax items of interest 23.3$ (4.8)$ Tax effect of items of interest (5.9) 1.2 Non-recurring tax items - 11.9 Adjusted diluted earnings (loss) and shares from continuing operations 42.8 113.7$ 2.66$ 44.0 65.8$ 1.50$

36 Non-GAAP Reconciliation – Earnings Per Share FY 2021 FY 2020 (In millions, except per share amounts) Weighted- Average Shares Amount Per Share Amount Weighted- Average Shares Amount Per Share Amount Diluted earnings (loss) and shares from continuing operations(1) 43.3 348.9$ 8.06$ 42.5 (50.7)$ (1.19)$ Pre-tax items of interest: Acquisition and disposition-related (gain) loss 1.2$ (9.2)$ Long-term compensation charges 6.5 - Loss on extinguishment of debt 15.6 - Impairment charges - 269.2 Total pre-tax items of interest 23.3$ 260.0$ Tax effect of items of interest (5.9) (40.4) Adjusted diluted earnings (loss) and shares from continuing operations 43.3 366.3$ 8.46$ 43.9 168.9$ 3.85$ (1) Basic Weighted-Average Shares Used For FY 2020 Due To Net Loss On Reported GAAP Basis

37 Non-GAAP Reconciliation – Adjusted EBITDA Note – Balance Sheet Amounts Are As Of December 31 for the FY Then Ended. (In millions) FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Net Income (Loss) 93.0$ 51.7$ 144.1$ (51.4)$ 348.9$ Provision For Income Taxes 13.2 22.6 55.0 15.6 109.3 Income (Loss) Before Taxes 106.2$ 74.3$ 199.1$ (35.8)$ 458.2$ Non-Floor Plan Interest 50.5 52.0 50.5 38.7 44.7 Depreciation and Amortization 92.1 96.7 95.6 93.9 104.3 Stock-Based Compensation Expense 11.1 11.9 10.8 11.7 15.0 Loss (Gain) On Exit Of Leased Dealerships 2.2 1.7 (0.2) - - Impairment Charges 9.4 29.5 20.8 270.0 0.1 Loss (Gain) On Debt Extinguishment 14.6 - 6.7 - 15.6 Long-Term Compensation Charges - 32.5 - - 8.0 Acquisition and Disposition-Related (Gain) Loss (10.0) (39.3) (74.8) (8.2) (0.4) Adjusted EBITDA 276.1$ 259.3$ 308.5$ 370.3$ 645.5$ Long-Term Debt (Including Current Portion) 1,024.7$ 945.1$ 706.9$ 720.1$ 1,561.2$ Cash and Equivalents (6.4) (5.9) (29.1) (170.3) (299.4) Floor Plan Deposit Balance (3.0) - - (73.2) (99.8) Net Debt 1,015.3$ 939.2$ 677.8$ 476.6$ 1,162.0$ Net Debt To Adjusted EBITDA Ratio 3.68 3.62 2.20 1.29 1.80 Long-Term Debt (Including Current Portion) To Adjusted EBITDA Ratio 3.71 3.64 2.29 1.94 2.42

Non-GAAP Reconciliation – Adjusted EBITDA

Q4 2021 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 96.3
Provision For Income Taxes				25.8
Income (Loss) Before Taxes	$ 148.9	$ (26.8)	$ -	$ 122.1
Non-Floor Plan Interest	16.2	0.7	-	16.9
Depreciation And Amortization	23.4	4.9	-	28.3
Stock-Based Compensation Expense	3.8	-	-	3.8
Impairment Charges	-	0.1	-	0.1
Loss On Debt Extinguishment	15.6	-	-	15.6
Long-Term Compensation Charges	-	6.5	-	6.5
Acquisition and Disposition-Related (Gain) Loss	0.5	-	-	0.5
Adjusted EBITDA	$ 208.4	$ (14.6)	$ -	$ 193.8

Q4 2020 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 57.3
Provision For Income Taxes				32.8
Income (Loss) Before Taxes	$ 90.6	$ (0.8)	$ 0.3	$ 90.1
Non-Floor Plan Interest	9.0	0.2	-	9.2
Depreciation And Amortization	21.1	2.9	-	24.0
Stock-Based Compensation Expense	3.2	-	-	3.2
Impairment Charges	1.2	-	-	1.2
Loss On Debt Extinguishment	-	-	-	-
Long-Term Compensation Charges	-	-	-	-
Acquisition and Disposition-Related (Gain) Loss	(0.8)	(5.2)	-	(6.0)
Adjusted EBITDA	$ 124.3	$ (2.9)	$ 0.3	$ 121.7

Q3 2021 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 84.6
Provision For Income Taxes				27.4
Income (Loss) Before Taxes	$ 145.1	$ (32.9)	$ (0.2)	$ 112.0
Non-Floor Plan Interest	8.8	0.3	-	9.1
Depreciation And Amortization	21.9	4.0	-	25.9
Stock-Based Compensation Expense	3.7	-	-	3.7
Impairment Charges	-	-	-	-
Long-Term Compensation Charges	-	0.5	-	0.5
Gain On Franchise And Real Estate Disposals	(0.1)	(0.4)	-	(0.5)
Adjusted EBITDA	$ 179.4	$ (28.5)	$ (0.2)	$ 150.7

Q3 2020 (In millions)

	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
Net Income (Loss)				$ 59.8
Provision For Income Taxes				20.6
Income (Loss) Before Taxes	$ 80.4	$ 0.2	$ (0.2)	$ 80.4
Non-Floor Plan Interest	9.8	0.1	-	9.9
Depreciation And Amortization	21.0	2.8	-	23.8
Stock-Based Compensation Expense	3.2	-	-	3.2
Impairment Charges	-	-	-	-
Long-Term Compensation Charges	-	-	-	-
Gain On Franchise And Real Estate Disposals	(3.4)	-	-	(3.4)
Adjusted EBITDA	$ 111.0	$ 3.1	$ (0.2)	$ 113.9

Note – Balance Sheet Amounts Are As Of December 31 for the FY Then Ended.

38

→ Non-GAAP Reconciliation – Adjusted EBITDA

	Q2 2021				Q2 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 113.8				$ 30.8
Provision For Income Taxes				37.0				6.3
Income (Loss) Before Taxes	$ 165.4	$ (14.4)	$ (0.2)	$ 150.8	$ 34.8	$ 2.6	$ (0.3)	$ 37.1
Non-Floor Plan Interest	8.9	0.3	-	9.2	9.0	0.2	-	9.2
Depreciation And Amortization	21.4	4.2	-	25.6	20.5	2.8	-	23.3
Stock-Based Compensation Expense	4.0	-	-	4.0	3.0	-	-	3.0
Impairment Charges	-	-	-	-	0.8	-	-	0.8
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	(0.4)	-	-	(0.4)	1.1	-	-	1.1
Adjusted EBITDA	$ 199.3	$ (9.4)	$ (0.2)	$ 189.7	$ 69.2	$ 5.6	$ (0.3)	$ 74.5

	Q1 2021				Q1 2020			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 54.2				$ (199.3)
Provision For Income Taxes				19.1				(44.2)
Income (Loss) Before Taxes	$ 70.5	$ 2.0	$ 0.8	$ 73.3	$ (245.3)	$ 2.1	$ (0.3)	$ (243.5)
Non-Floor Plan Interest	9.1	0.4	-	9.5	10.0	0.4	-	10.4
Depreciation And Amortization	21.2	3.3	-	24.5	20.1	2.7	-	22.8
Stock-Based Compensation Expense	3.5	-	-	3.5	2.4	-	-	2.4
Impairment Charges	-	-	-	-	268.0	-	-	268.0
Long-Term Compensation Charges	-	0.5	-	0.5	-	-	-	-
Gain On Franchise And Real Estate Disposals	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 104.3	$ 6.2	$ 0.8	$ 111.3	$ 55.2	$ 5.2	$ (0.3)	$ 60.1

39

Non-GAAP Reconciliation – Adjusted EBITDA

	Q4 2020				Q4 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 57.3				$ 46.3
Provision For Income Taxes				32.8				14.7
Income (Loss) Before Taxes	$ 90.6	$ (0.8)	$ 0.3	$ 90.1	$ 75.5	$ (14.5)	$ -	$ 61.0
Non-Floor Plan Interest	9.0	0.2	-	9.2	12.2	0.4	-	12.6
Depreciation And Amortization	21.1	2.9	-	24.0	21.0	2.8	-	23.8
Stock-Based Compensation Expense	3.2	-	-	3.2	2.7	-	-	2.7
Impairment Charges	1.2	-	-	1.2	1.1	16.6	-	17.7
Loss On Debt Extinguishment	-	-	-	-	6.7	-	-	6.7
Gain On Franchise And Real Estate Disposals	(0.8)	(5.2)	-	(6.0)	(29.2)	-	-	(29.2)
Adjusted EBITDA	$ 124.3	$ (2.9)	$ 0.3	$ 121.7	$ 90.0	$ 5.3	$ -	$ 95.3

	Q3 2020				Q3 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 59.8				$ 29.0
Provision For Income Taxes				20.6				11.3
Income (Loss) Before Taxes	$ 80.4	$ 0.2	$ (0.2)	$ 80.4	$ 38.4	$ 2.1	$ (0.2)	$ 40.3
Non-Floor Plan Interest	9.8	0.1	-	9.9	11.9	0.5	-	12.4
Depreciation And Amortization	21.0	2.8	-	23.8	21.6	2.7	-	24.3
Stock-Based Compensation Expense	3.2	-	-	3.2	2.7	-	-	2.7
Impairment Charges	-	-	-	-	-	1.1	-	1.1
Gain On Franchise Disposals	(3.4)	-	-	(3.4)	0.8	-	-	0.8
Adjusted EBITDA	$ 111.0	$ 3.1	$ (0.2)	$ 113.9	$ 75.4	$ 6.4	$ (0.2)	$ 81.6

Sonic Automotive EchoPark AUTOMOTIVE
40

Non-GAAP Reconciliation – Adjusted EBITDA

	Q2 2020				Q2 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 30.8				$ 26.6
Provision For Income Taxes				6.3				10.0
Income (Loss) Before Taxes	$ 34.8	$ 2.6	$ (0.3)	$ 37.1	$ 35.1	$ 1.7	$ (0.2)	$ 36.6
Non-Floor Plan Interest	9.0	0.2	-	9.2	12.6	0.4	-	13.0
Depreciation And Amortization	20.5	2.8	-	23.3	21.7	2.7	-	24.4
Stock-Based Compensation Expense	3.0	-	-	3.0	2.6	-	-	2.6
Impairment Charges	0.8	-	-	0.8	-	-	-	-
Gain On Franchise Disposals	1.1	-	-	1.1	0.4	-	-	0.4
Adjusted EBITDA	$ 69.2	$ 5.6	$ (0.3)	$ 74.5	$ 72.4	$ 4.8	$ (0.2)	$ 77.0

	Q1 2020				Q1 2019			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ (199.3)				$ 42.2
Provision For Income Taxes				(44.2)				19.0
Income (Loss) Before Taxes	$ (245.3)	$ 2.1	$ (0.3)	$ (243.5)	$ 61.2	$ 0.2	$ (0.2)	$ 61.2
Non-Floor Plan Interest	10.0	0.4	-	10.4	11.8	0.5	-	12.3
Depreciation And Amortization	20.1	2.7	-	22.8	20.8	2.4	-	23.2
Stock-Based Compensation Expense	2.4	-	-	2.4	2.8	-	-	2.8
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(0.2)	-	-	(0.2)
Impairment Charges	268.0	-	-	268.0	-	1.9	-	1.9
Gain On Franchise Disposals	-	-	-	-	(46.7)	-	-	(46.7)
Adjusted EBITDA	$ 55.2	$ 5.2	$ (0.3)	$ 60.1	$ 49.7	$ 5.0	$ (0.2)	$ 54.5

41

Non-GAAP Reconciliation – Adjusted EBITDA

	Q4 2019				Q4 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 46.3				$ 21.8
Provision For Income Taxes				14.7				9.2
Income (Loss) Before Taxes	$ 75.5	$ (14.5)	$ -	$ 61.0	$ 37.4	$ (6.2)	$ (0.2)	$ 31.0
Non-Floor Plan Interest	12.2	0.4	-	12.6	12.9	0.4	0.1	13.4
Depreciation And Amortization	21.0	2.8	-	23.8	21.1	2.2	-	23.3
Stock-Based Compensation Expense	2.7	-	-	2.7	1.3	-	-	1.3
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(1.1)	-	0.1	(1.0)
Impairment Charges	1.1	16.6	-	17.7	14.1	1.5	-	15.6
Loss On Debt Extinguishment	6.7	-	-	6.7	-	-	-	-
Gain On Franchise Disposals	(29.2)	-	-	(29.2)	(0.2)	-	-	(0.2)
Adjusted EBITDA	$ 90.0	$ 5.3	$ -	$ 95.3	$ 85.5	$ (2.1)	$ -	$ 83.4

	Q3 2019				Q3 2018			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 29.0				$ 15.1
Provision For Income Taxes				$ 11.3				7.3
Income (Loss) Before Taxes	$ 38.4	$ 2.1	$ (0.2)	$ 40.3	$ 28.1	$ (5.5)	$ (0.2)	$ 22.4
Non-Floor Plan Interest	$ 11.9	$ 0.5	-	12.4	12.3	0.5	0.1	12.9
Depreciation And Amortization	$ 21.6	$ 2.7	-	24.3	22.1	2.0	-	24.1
Stock-Based Compensation Expense	$ 2.7	-	-	2.7	4.6	-	-	4.6
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	-	-	0.1	0.1
Impairment Charges	-	$ 1.1	-	1.1	-	-	-	-
Gain On Franchise Disposals	$ 0.8	-	-	0.8	-	-	-	-
Adjusted EBITDA	$ 75.4	$ 6.4	$ (0.2)	$ 81.6	$ 67.1	$ (3.0)	$ (0.0)	$ 64.1

42

→ Non-GAAP Reconciliation – Adjusted EBITDA

	Q2 2019 Franchised Dealerships Segment	Q2 2019 EchoPark Segment	Q2 2019 Discontinued Operations	Q2 2019 Total	Q2 2018 Franchised Dealerships Segment	Q2 2018 EchoPark Segment	Q2 2018 Discontinued Operations	Q2 2018 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 26.6				$ 16.9
Provision For Income Taxes				$ 10.0				8.1
Income (Loss) Before Taxes	$ 35.1	$ 1.7	$ (0.2)	$ 36.6	$ 53.2	$ (27.8)	$ (0.4)	$ 25.0
Non-Floor Plan Interest	$ 12.6	$ 0.4	-	13.0	12.3	0.4	0.1	12.8
Depreciation And Amortization	$ 21.7	$ 2.7	-	24.4	22.8	1.9	-	24.7
Stock-Based Compensation Expense	$ 2.6	-	-	2.6	3.0	-	-	3.0
Loss (Gain) On Exit Of Leased Dealerships	-	-	-	-	(2.6)	-	0.1	(2.5)
Impairment Charges	-	-	-	-	10.3	-	-	10.3
Long-Term Compensation Charges	-	-	-	-	-	23.3	-	23.3
Gain On Franchise Disposals	$ 0.4	-	-	0.4	(38.0)	-	-	(38.0)
Adjusted EBITDA	$ 72.4	$ 4.8	$ (0.2)	$ 77.0	$ 61.0	$ (2.2)	$ (0.2)	$ 58.6

	Q1 2019 Franchised Dealerships Segment	Q1 2019 EchoPark Segment	Q1 2019 Discontinued Operations	Q1 2019 Total	Q1 2018 Franchised Dealerships Segment	Q1 2018 EchoPark Segment	Q1 2018 Discontinued Operations	Q1 2018 Total
	(In millions)				(In millions)			
Net Income (Loss)				$ 42.2				$ (2.2)
Provision For Income Taxes				19.0				(1.9)
Income (Loss) Before Taxes	$ 61.2	$ 0.2	$ (0.2)	$ 61.2	$ 10.8	$ (14.7)	$ (0.2)	$ (4.1)
Non-Floor Plan Interest	11.8	0.5	-	12.3	12.4	0.3	0.1	12.8
Depreciation And Amortization	20.8	2.4	-	23.2	22.8	1.7	-	24.5
Stock-Based Compensation Expense	2.8	-	-	2.8	3.0	-	-	3.0
Loss (Gain) On Exit Of Leased Dealerships	(0.2)	-	-	(0.2)	5.0	-	0.1	5.1
Impairment Charges	-	1.9	-	1.9	3.6	0.1	-	3.7
Long-Term Compensation Charges	-	-	-	-	-	9.2	-	9.2
Gain On Franchise Disposals	(46.7)	-	-	(46.7)	(1.2)	-	-	(1.2)
Adjusted EBITDA	$ 49.7	$ 5.0	$ (0.2)	$ 54.5	$ 56.4	$ (3.4)	-	$ 53.0

Sonic Automotive EchoPark AUTOMOTIVE 43

Non-GAAP Reconciliation – Adjusted EBITDA

	Q4 2018				Q4 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
		(In millions)				(In millions)		
Net Income (Loss)				$ 21.8				$ 62.0
Provision For Income Taxes				9.2				(8.4)
Income (Loss) Before Taxes	$ 37.4	$ (6.2)	$ (0.2)	$ 31.0	$ 57.8	$ (4.0)	$ (0.2)	$ 53.6
Non-Floor Plan Interest	12.9	0.4	0.1	13.4	12.4	0.3	0.1	12.8
Depreciation And Amortization	21.1	2.2	-	23.3	22.6	1.3	-	23.9
Stock-Based Compensation Expense	1.3	-	-	1.3	2.2	-	-	2.2
Loss (Gain) On Exit Of Leased Dealerships	(1.1)	-	0.1	(1.0)	-	-	0.1	0.1
Impairment Charges	14.1	1.5	-	15.6	6.1	-	-	6.1
Long-Term Compensation Charges	-	-	-	-	-	1.3	-	1.3
Gain On Franchise Disposals	(0.2)	-	-	(0.2)	(1.5)	-	-	(1.5)
Adjusted EBITDA	$ 85.5	$ (2.1)	$ -	$ 83.4	$ 99.6	$ (1.1)	$ 0.0	$ 98.5

	Q3 2018				Q3 2017			
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
		(In millions)				(In millions)		
Net Income (Loss)				$ 15.1				$ 19.4
Provision For Income Taxes				7.3				13.9
Income (Loss) Before Taxes	$ 28.1	$ (5.5)	$ (0.2)	$ 22.4	$ 38.2	$ (4.4)	$ (0.5)	$ 33.3
Non-Floor Plan Interest	12.3	0.5	0.1	12.9	12.1	0.3	0.1	12.5
Depreciation And Amortization	22.1	2.0	-	24.1	22.2	1.3	-	23.5
Stock-Based Compensation Expense	4.6	-	-	4.6	3.2	-	-	3.2
Loss (Gain) On Exit Of Leased Dealerships	-	-	0.1	0.1	(0.2)	-	0.4	0.2
Impairment Charges	-	-	-	-	0.2	-	-	0.2
Gain On Franchise Disposals	-	-	-	-	(8.5)	-	-	(8.5)
Adjusted EBITDA	$ 67.1	$ (3.0)	$ (0.0)	$ 64.1	$ 67.2	$ (2.8)	$ -	$ 64.4

44

® ®

® Investor Relations Contacts: Sonic Automotive Inc. (NYSE: SAH) Danny Wieland, Vice President, Investor Relations & Financial Reporting ir@sonicautomotive.com (704) 927-3462 KCSA Strategic Communications David Hanover / Scott Eckstein sonic@kcsa.com (212) 896-1220